UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2008

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada

(State or other jurisdiction of incorporation)

000-25705	98-0110412
(Commission File Number)	(I.R.S. Employer Identification No.)

125 Middlesex Turnpike, Bedford, Massachusetts 01730

(Address of principal executive offices, including zip code)

(781) 266 5700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by GSI Group Inc. (the “Company”) on August 21, 2008 (the “Initial Form 8-K”) to include the pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 calendar days after the date the Initial Form 8-K was required to be filed.

ITEM 2.01	COMPLETION OF AN ACQUISITION OR DISPOSITION OF ASSETS

On August 29, 2008, the Company completed its acquisition of Excel Technology, Inc. (“Excel”) pursuant to a short-form merger in which an indirect wholly owned subsidiary of the Company was merged with and into Excel, with Excel continuing as the surviving corporation and as an indirect wholly owned subsidiary of the Company.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBIT

a) Financial statements of business acquired.

Excel Technology, Inc. and Subsidiaries’ historical audited consolidated balance sheets as of December 31, 2007 and 2006 and Excel Technology, Inc. and Subsidiaries’ historical audited consolidated statements of income, stockholders’ equity and comprehensive income, and cash flows for each of the fiscal years ended December 31, 2007, 2006 and 2005 were previously filed by Excel Technology, Inc. in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 with the Securities and Exchange Commission (“SEC”) on February 14, 2008, as amended on April 30, 2008, and are incorporated by reference herein;

Separate Excel Technology, Inc. and Subsidiaries’ historical unaudited consolidated balance sheets as of June 27, 2008 and Excel Technology, Inc. and Subsidiaries’ historical unaudited consolidated statements of income, stockholders’ equity and comprehensive income, and cash flows for each of the six months ended June 27, 2008 and June 27, 2007 were previously filed by Excel Technology, Inc. with the SEC on August 5, 2008 in its Quarterly Report on Form 10-Q for the six months ended June 27, 2008, and are incorporated by reference herein.

b) Pro forma financial information.

The required unaudited pro forma condensed combined balance sheet as of June 27, 2008 and the unaudited pro forma condensed combined statements of operations for the six months ended June 27, 2008 and for the twelve months ended December 31, 2007 are contained in Exhibit 99.3 to this report, which are incorporated herein by reference.

d) Exhibit.

See Exhibit Index attached hereto which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI GROUP INC.
(Registrant)

By:	/s/ Robert L. Bowen
Robert L. Bowen
Vice President and Chief Financial Officer

Date: October 10, 2008

INDEX TO EXHIBIT

Exhibit Number	Description
99.3	Unaudited pro forma condensed combined financial statements relating to the acquisition of Excel Technology Inc.

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